                                                                  Exhibit 13.a.1

                 CERTIFICATION PURSUANT TO 18 USC. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

         In connection with the annual report on Form 20-F of BE Semiconductor Industries N.V. (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard W. Blickman, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 USC. Section 1350, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 11, 2004                             /s/ Richard W. Blickman
                                                 -----------------------

                                                 Richard W. Blickman
                                                 Chief Executive Officer